UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                               September 30, 2004
                        (Date of earliest event reported)

                          ----------------------------

                           Magnum d'Or Resources, Inc.
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               (Exact name of registrant as specified in charter)


                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)



          000-31849                                       98-0215222
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  (Commission File Number)                  (IRS Employer Identification No.)


                                239 Church Street
                                    Suite 200
                            Oakville, Ontario L6J 1N4
                                     Canada
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              (Address of Principal Executive Offices and zip code)


                                 (905) 842-5515
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Effective September 30, 2004, the Company dismissed Russell & Atkins, PLC ("Russell Atkins") as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

      The report of Russell Atkins on the Company's financial statements of the Company for its fiscal year ended September 30, 2004 did not contain an adverse opinion or disclaimer of opinion nor was qualified or modified as to any uncertainty, audit scope or accounting principles. During the Company's fiscal year ended September 30, 2004 and the subsequent interim periods preceding the termination, there were no disagreements with Russell Atkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Russell Atkins would have caused Russell Atkins to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods except that the auditor's expressed that the financial statements were prepared assuming the Company will continue as a going concern.

      The Company requested that Russell Atkins furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Russell Atkins in response to that request, dated October 3, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) Effective September 30, 2004, Michael Johnson and Co., LLC ("Michael Johnson") was engaged as the Company's new independent registered accounting firm. During the two most recent fiscal years and the interim period preceding the engagement of Michael Johnson, the Company had not consulted with Michael Johnson regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a) (1) (iv) of Item 304 of Regulation S-B; or (iii) nor was there any written or oral advice provided that was an important factor considered by the Company in reaching a decision on any accounting, auditing, or financial reporting issue.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number      Description
------      -----------

16.1 Letter from Russell & Atkins, PLC, dated October 3, 2005 regarding change in certifying accountant.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2005                   Magnum d'Or Resources, Inc.

                                  /s/ Reno Calabrigo
                                  ------------------------------------
                                  Reno Calabrigo
                                  President



                                  Exhibit Index

Exhibit
Number      Description
------      -----------
16.1        Letter from Russell & Atkins, PLC dated October 3, 2005 regarding change in certifying accountant.